EXHIBIT 10

INDEPENDENT AUDITORS' CONSENT


Summit Cash Reserves Fund of
Financial Institutions Series Trust:

We consent to the incorporation by reference in this Post-Effective Amendment No. 19 to Registration Statement No. 2-78646 of our report dated July 13, 1999 appearing in the annual report to shareholders of Summit Cash Reserves Fund for the year ended May 31, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.


/s/ Deloitte & Touche LLP
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Deloitte & Touche LLP
Princeton, New Jersey
September 27, 1999